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EXHIBIT 10.55

                 FIFTH AMENDMENT TO PURCHASE AND SALE AGREEMENT

         THIS FIFTH AMENDMENT TO PURCHASE AND SALE AGREEMENT ("Fifth Amendment"), made effective as of this 17th day of August, 2007, by and between DEACON ENTERPRISES, INC., a Michigan Corporation, whose address is 600 South Deacon, Detroit, Michigan 48217 ("Seller"), and VOYAGER PETROLEUM, INC., a Nevada corporation, whose address is 123 East Ogden Avenue-Suite 102A, Hinsdale, IL 60521, ("Purchaser").

                              W I T N E S S E T H:

         WHEREAS, on January 19, 2007 Seller and Purchaser entered into a Purchase and Sale Agreement for land situated in the City of Detroit, County of Wayne, and State of Michigan ("Original Agreement"); and

         WHEREAS, on April 18, 2007 Seller and Purchaser executed a First Amendment to Purchase and Sale Agreement ("First Amendment") extending the Purchaser's due diligence inspection period until May 18, 2007; and

         WHEREAS, on May 15, 2007 Seller and Purchaser executed a Second Amendment to Purchase and Sale Agreement ("Second Amendment") extending the Purchaser's due diligence inspection period until June 18, 2007; and

         WHEREAS, on June 18, 2007 Seller and Purchaser executed a Third Amendment to Purchase and Sale Agreement ("Third Amendment") extending the Purchaser's due diligence inspection period until July 18, 2007 ("Third Amendment"); and

         WHEREAS, on July 18, 2007 Seller and Purchaser executed a Fourth Amendment to Purchase and Sale Agreement ("Fourth Amendment") extending the Purchaser's due diligence inspection period until August 17, 2007 (Original Agreement, First Amendment, Second Amendment, Third Amendment, and Fourth Amendment are collectively the "Agreement"); and

         WHEREAS, Seller and Purchaser desire to amend the Agreement;

         NOW THEREFORE, Seller and Purchaser agree as follows:

1. EXTENSION OF INSPECTION PERIOD. Purchaser's right to inspect and evaluate the Property and otherwise determine whether Purchaser shall purchase the property (the "Inspection Period") shall be extended until August 23, 2007 at 5:00 p.m. EST without additional cost to Purchaser.

2. COUNTERPARTS AND FACSIMILE. This Amendment may be executed in any number of counterparts all of which when taken together, shall constitute one in the same instrument. Facsimile signatures and e-mailed PDF versions of signatures shall be deemed originals for the purposes of execution and delivery of this Amendment.

         The parties have executed this Fifth Amendment on the day and date first above written.

SELLER:                                      PURCHASER:

DEACON ENTERPRISES, INC.                     VOYAGER PETROLEUM, INC.


By: /s/ Verlin Eppert                        By: /s/ Sebastien Dufort
    ----------------------------                 -------------------------------
    VERLIN EPPERT, President                     SEBASTIEN DUFORT, President